                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            LAKELAND BANCORP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                            LAKELAND  BANCORP,  INC.
                            --------  -------   ----

                         OAK RIDGE,  NEW JERSEY  07438
                         --- ------  --- ------  -----

                 NOTICE  OF  ANNUAL  MEETING  OF  STOCKHOLDERS

                                  May 13, 1998


Notice is hereby given that the Annual Meeting of Stockholders of Lakeland Bancorp, Inc. will be held at its Administrative Office, 250 Oak Ridge Road, Oak Ridge, New Jersey 07438 on Wednesday, May 13, 1998 at 5:00 p.m. for the following purposes:

     1.   To elect four directors as set forth in the annexed Proxy Statement.

     2. To transact such other business as may properly come before the meeting.

In accordance with the Bylaws of Lakeland Bancorp, Inc., the close of business on April 13, 1998, has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment or adjournments thereof.

Enclosed is the Annual Report, a Proxy Statement, and form of Proxy. You are cordially invited to attend this meeting. It is important that your shares be represented, regardless of the number you own. Please return the enclosed proxy, duly signed, as promptly as possible, in the enclosed self-addressed envelope.



                              By Order of the Board of Directors



                              BRUCE G. BOHUNY, SECRETARY

Oak Ridge, New Jersey
April 20, 1998

                            LAKELAND  BANCORP,  INC.
                            --------  --------  ----

                                PROXY  STATEMENT
                                -----  ---------

                  Annual Meeting of Stockholders, May 13, 1998
                   Approximate Mailing Date:  April 20, 1998

                            SOLICITATION  OF  PROXY
                            ------------  --  -----

THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF LAKELAND BANCORP, INC. (hereinafter called "Lakeland") for use in connection with the Annual Meeting of Stockholders to be held at its Administrative Office, 250 Oak Ridge Road, Oak Ridge, New Jersey 07438, on Wednesday, May 13, 1998, at 5:00 p.m., and at any adjournments thereof. The matters to be considered and acted upon at such meeting are referred to in the enclosed notice of such meeting and are more fully discussed below.

Only stockholders of record at the close of business on April 13, 1998, the record date fixed by the Board of Directors, will be entitled to notice of, and to vote at, the Annual Meeting. If the enclosed Proxy is properly executed and returned to Lakeland and not revoked before its exercise, all shares represented thereby will be voted as specified in the form of Proxy. If the Proxy is signed but no specification is given, the shares will be voted in favor of the Board's nominees for election to the Board. The Proxy will enable you to assure that your shares are voted and to aid in securing a quorum at the meeting.

THE ENTIRE COST OF THIS SOLICITATION WILL BE BORNE BY LAKELAND. Officers and regular employees of Lakeland may also, but without additional compensation, solicit proxies by further mailings, personal conversations, telephone, telegraph, or facsimile.

                             REVOCATION  OF  PROXY
                             ----------  --  -----

THE ENCLOSED PROXY MAY BE REVOKED IN PERSON OR IN WRITING BY NOTIFICATION TO THE SECRETARY, BRUCE G. BOHUNY, LAKELAND BANCORP, INC., 250 OAK RIDGE ROAD, OAK RIDGE, NEW JERSEY 07438, AT ANY TIME PRIOR TO ITS EXERCISE OR BY SUBMITTING A DULY SIGNED, LATER-DATED PROXY.

                          CAPITAL  STOCK  OUTSTANDING
                          -------  -----  -----------

At the close of business on April 13, 1998, there were 4,247,919 shares of Lakeland's common stock, par value $2.50 per share (the "Common Stock"), outstanding and entitled to vote at the Annual Meeting. Each share will be entitled to one vote on all matters properly coming before the meeting.
Provided that a quorum is present, directors will be elected by a plurality vote (there is no right to vote stock cumulatively). A majority of the shares of Common Stock outstanding on the record date will constitute a quorum for purposes of the Annual Meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those votes cast "for" or "against" are included. Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the Annual Meeting.

To Lakeland's knowledge, there is only one person who beneficially owned more than 5% of the outstanding voting securities of Lakeland as of March 1, 1998. Information regarding such persons' beneficial ownership is set forth below. Lakeland issued a total of 669,867 shares of Common Stock in connection with its acquisition of Metropolitan State Bank, which was consummated on February 20, 1998.

                           Amount and Nature
                           of Beneficial Ownership
Name and Address           as of March 1, 1998      % of Class
----------------           -----------------------  ----------

John W. Fredericks                 235,399     (1)     5.54%
P.O. Box 448
Oak Ridge, N.J.  07438

(1) Includes 58,997 shares owned by Mr. Fredericks' wife, Jane D. Fredericks; 58,058 shares held in the name of John W. Fredericks, Jane D. Fredericks and Mark J. Fredericks, Trustees for Fredericks Fuel and Heating Service Employee Profit Sharing Plan; and 48,998 shares held in the name of Edward
      J. Fredericks and John W. Fredericks Trustees U/W Wilbur Fredericks Trust.

                   PROPOSAL  ONE  --  ELECTION  OF  DIRECTORS
                   --------  ---      --------  --  ---------

Unless a shareholder either indicates "withhold authority" on his proxy or indicates on his proxy that his shares should not be voted for certain nominees, it is intended that the persons named in the proxy will vote for the election as directors of the four persons named in Table I below to serve until the expiration of their respective terms and thereafter until their successors shall have been duly elected and shall have qualified. If elected, three nominees will serve three year terms and one nominee will serve a two year term. Discretionary authority is also solicited to vote for the election of a substitute for any of said nominees who, for any reason presently unknown, cannot be a candidate for election.

Table I sets forth the names and ages of the nominees for election to the Board of Directors, the positions and offices presently held by each such person within Lakeland, the period during which each such person has served on Lakeland's Board of Directors, the expiration of their respective terms, the principal occupations and employment of each such person during the past five years, and the number of shares of Lakeland Common Stock which they beneficially owned as of March 1, 1998. Table II set forth comparable information with respect to those directors whose terms of office will continue beyond the date of the Annual Meeting. Unless otherwise indicated, positions have been held for more than five years. Unless otherwise stated in the footnotes following the tables, the nominees and other directors listed in the tables have sole power to vote and dispose of the shares which they beneficially owned as of March 1, 1998. All of the persons named in both tables have been directors of Lakeland State Bank for at least five years, with the exception of Mark J. Fredericks, who was appointed to the Board of Directors of Lakeland Bancorp, Inc. and

Lakeland Bank on October 12, 1994, to fill the unexpired term of Henry T. Drost, Mary Ann Deacon, who was appointed to the Board of Directors of Lakeland Bancorp, Inc. and Lakeland Bank on November 8, 1995, and Paul P. Lubertazzi and Joseph P. O'Dowd, who were appointed to the Board of Directors of Lakeland Bancorp, Inc. and Lakeland Bank on February 25, 1998, following the acquisition of Metropolitan State Bank. Mark J. Fredericks is John W. Fredericks' son.


                                    TABLE  I

                    NOMINEES  FOR  ELECTION  AS  DIRECTORS


                                                                                  SHARES BENEFICIALLY
                                                                                     OWNED AS OF
                                                                                    March 1, 1998
                                                                                  -------------------
                              DIRECTOR       EXPIRATION           BUSINESS          NUMBER     PERCENT
NAME AND AGE                    SINCE         OF TERM            EXPERIENCE        OF SHARES   OF CLASS
----------------------------  ----------  -----------------  -------------------   ---------   --------
John W. Fredericks            1989        2001                President, Lakeland   235,399      5.54%
Age 61                                                        Bancorp, Inc.           (a)
                                                              (5/19/89 to present);
                                                              President, Lakeland
                                                              Bank (5/19/69 to
                                                              present); President
                                                              and Owner, Fredericks
                                                              Fuel and Heating
                                                              Service Oak Ridge, NJ

Joseph P. O'Dowd              1998        2000                President and CEO       6,387       .15%
Age 52                                                        of Metropolitan State    (b)
                                                              Bank from 6/88 to
                                                              present and Chairman
                                                              of the Board of
                                                              Metropolitan State Bank
                                                              4/96 to present.

John Pier, Jr.                1989        2001                Dentist,               43,995      1.04%
Age 71                                                        West Milford,NJ          (c)

Paul P. Lubertazzi            1998        2001                President of           22,557       .53%
Age 63                                                        Metropolitan State       (d)
                                                              Bank from 6/88 to
                                                              present and CEO of
                                                              Metropolitan State Bank
                                                              1/96 to present

Included in the amounts beneficially owned listed in the tables, the directors of Lakeland Bancorp, Inc. held the following interests:

   (a) Includes 58,997 shares owned by Mr. Fredericks' wife, Jane D. Fredericks; 58,058 shares held in the name of John W. Fredericks, Jane D. Fredericks and Mark J. Fredericks, Trustees for Fredericks Fuel and Heating Service Employee Profit Sharing Plan; and 48,998 shares held in the name of Edward J. Fredericks and John W. Fredericks Trustees U/W Wilbur Fredericks Trust.

   (b) These shares were issued to Mr. O'Dowd in connection with Lakeland's acquisition of Metropolitan State Bank, which was consummated on February 20, 1998, in exchange for shares of Metropolitan common stock.

   (c) Includes 2,224 shares owned by Mr. Pier's wife, Jane Pier; 4,648 shares owned by Mr. Pier and his wife, Jane Pier, jointly; 126 shares held by Mr. Pier's wife, Jane Pier, as Custodian for Mr. and Mrs. Pier's son, John Pier, under the N.J. Uniform Gift to Minors Act; and 6,360 shares held in an IRA with Merrill Lynch for Mr. Pier.

   (d) These shares were issued to Mr. Lubertazzi in connection with Lakeland's acquisition of Metropolitan State Bank, which was consummated on February 20, 1998, in exchange for shares of Metropolitan common stock.



                                   TABLE  II

                                OTHER  DIRECTORS

                                                                                 SHARES BENEFICIALLY
                                                                                      OWNED AS OF
                                                                                     MARCH 1, 1998
                                                                                 --------------------
                             DIRECTOR      EXPIRATION            BUSINESS         NUMBER     PERCENT
NAME AND AGE                  SINCE          OF TERM            EXPERIENCE       OF SHARES   OF CLASS
--------------------------  ----------  -----------------  --------------------  ----------  ---------

Bruce G. Bohuny             1989        2000               Secretary, Lakeland    65,703      1.55%
Age 65                                                     Bancorp, Inc.           (e)
                                                           (5/19/89 to present);
                                                           Secretary, Lakeland
                                                           Bank (5/19/69) to
                                                           present; President,
                                                           Brooks Limited (a real
                                                           estate development
                                                           corp.), Wyckoff, NJ

Mary Ann Deacon             1995        2000               Secretary/Treasurer    11,684       .27%
Age 46                                                     of Deacon Homes Inc.    (f)
                                                           and Deacon Development
                                                           Corp. (real estate
                                                           development corps.),
                                                           Sparta, NJ

Robert B. Nicholson         1989        1999               Chairman, Lakeland     171,279     4.03%
Age 69                                                     Bancorp, Inc.            (g)
                                                           (5/19/89 to present);
                                                           Chairman, Lakeland
                                                           Bank (5/19/69 to
                                                           present); Chairman,
                                                           Eastern Propane Corp.,
                                                           Oak Ridge, NJ
                                                           (9/21/88 to present)

Arthur L. Zande           1989              1999   Executive Vice      10,700   .25%
Age 63                                             President &          (h)
                                                   CEO, Lakeland
                                                   Bancorp, Inc.
                                                   (5/19/89 to present);
                                                   Executive Vice
                                                   President &
                                                   CEO, Lakeland
                                                   Bank (10/1/72 to
                                                   present)

Mark J. Fredericks        1994              1999   President of Keil   135,568 3.19%
Age 36                                             Oil Company,          (i)
                                                   Riverdale, NJ

  (e) Includes 7,997 shares owned by Mr. Bohuny's wife, Judy Bohuny; 604 shares held in name of the Estate of Emma Bohuny -- Bruce G. Bohuny, Executor; 3,991 shares owned by Mr. Bohuny's son; 1,599 shares held in a Keogh Plan for Bruce G. Bohuny; and 607 shares held by Brooks Ltd. of which Mr. Bohuny is president; 52 shares held in the name of Bruce G. Bohuny, cust. for Alexandria, his granddaughter; and 52 shares in the name of Bruce G. Bohuny, cust. for Blair, his granddaughter.

  (f) Includes 1,060 shares in the name of Philip Deacon, husband of Mary Anne Deacon.

  (g) Includes 46,922 shares owned by Mr. Nicholson's wife, Shirley M. Nicholson; 19,603 shares registered in the name of Eastern Propane Corp. (a corporation of which Mr. Nicholson is Chairman of the Board); and 5,063 shares owned by Mr. Nicholson's son, Robert B. Nicholson III.

  (h) Includes 1,006 shares held by Mr. Zande's wife, Nancy T. Zande.

  (i) Includes 10,683 shares owned by Mr. Fredericks' wife, Shelley B. Fredericks; 8,151 shares held by Mark J. Fredericks cust. for Douglas; 8,154 held by Mark J. Fredericks cust. for William; 8,153 shares held by Mark J. Fredericks cust. for Leanne; 8,148 shares held by Mark J. Fredericks cust. for Emily; 8,398 shares held by Keil Oil Employee Profit Sharing Plan, and 58,058 held by John W. Fredericks, Jane D. Fredericks, and Mark J. Fredericks Trustees for Fredericks Fuel and Heating Service Profit Sharing Plan.

The executive officers and directors of Lakeland (10 persons) beneficially owned 653,103 shares (or 15%) of Lakeland's outstanding Common Stock on March 1, 1998.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Lakeland's directors, executive officers and 10% shareholders to file with the Securities and Exchange Commission certain report regarding such persons' ownership of Lakeland's securities. Lakeland is required to disclose any failures to file such reports on a timely basis. There were no untimely filings for the fiscal year ended December 31, 1997.

                            EXECUTIVE  COMPENSATION
                            -----------------------

The following table sets forth, for the years ended December 31, 1995, 1996, and 1997, the cash compensation paid by Lakeland and its subsidiary, as well as certain other compensation paid or accrued by such entities for those years, to or with respect to Lakeland's Chief Executive Officer, the only executive officer whose total annual salary and bonus for 1997 exceeded $100,000 (the "Named Officer"), for services rendered in all capacities as an executive officer during such period.



                          SUMMARY  COMPENSATION  TABLE
                          ----------------------------

Name and Principal          Annual Compensation (A)                 All Other (B)
Position              Year          Salary               Bonus      Compensation
--------------------  ----  -----------------------  -------------  ------------
Arthur L. Zande       1997        $195,000            $    -         $140,890

  Executive Vice
  President and       1996         180,000                 -           74,350
  Chief Executive
  Officer             1995         165,000                 -          100,923


(A) During the three years ended December 31, 1997, Mr. Zande did not receive perquisites (i.e., personal benefits) in excess of 10% of his reported salary and bonus.

(B) All other compensation in 1997 was comprised of the following: An annual contribution of $1,404 made by Lakeland State Bank for annual premiums for term life insurance in excess of $50,000 for Mr. Zande; annual contributions to the Bank's profit sharing plan on behalf of Mr. Zande of $17,700; increases to Mr. Zande's profit sharing plan account of $115,450, reflecting his allocated portion of plan earnings and forfeitures; and the fair market value of the personal use of a company car of $6,336.



                          RELATED  PARTY  TRANSACTIONS
                          ----------------------------

Pursuant to the Amended and Restated Agreement and Plan of Reorganization, dated January 14, 1998 (the "Merger Agreement"), between Lakeland and Metropolitan State Bank ("MSB"), Lakeland's Board of Directors appointed Paul P. Lubertazzi, MSB's Chairman and President, and Joseph O'Dowd, another member of MSB's Board of Directors, to Lakeland's Board.

Lakeland also agreed in the Merger Agreement to retain Paul P. Lubertazzi as the Chairman of the Board, Chief Executive Officer and President of MSB under the terms and conditions of his current employment agreement and continuing until the end of the Transition Period (which is defined in the Merger Agreement to mean the period ending on the earlier of February 20, 2001, or the date on which

Mr. Lubertazzi ceases to serve as a full-time employee of MSB). In addition, to induce Mr. Lubertazzi to provide additional services relating to the Transition Period and the integration of MSB into Lakeland's consolidated enterprise, Lakeland has agreed to (i) at a cost to Lakeland of $278,000 provide to Mr. Lubertazzi an additional annuity comparable to the annuity provided to Mr. Lubertazzi by MSB prior to the acquisition and (ii) at a cost to Lakeland of $45,000, provide to Mr. Lubertazzi certain retiree medical benefits.

Mr. Lubertazzi's Employment Agreement provides that he will receive base compensation of not less than $140,000 per year. The Employment Agreement further provides that Mr. Lubertazzi may participate in all employee benefit plans and programs established by MSB. If Lakeland should terminate Mr. Lubertazzi's employment without cause, his Employment Agreement provides that he will continue to be paid any compensation to which he would be entitled under the terms of his Employment Agreement. The Employment Agreement contains certain non-competition and anti-solicitation provisions in the event that Mr. Lubertazzi terminates his employment without cause.

Mr. Lubertazzi entered into a separate agreement with MSB which was assumed by Lakeland. Pursuant to the agreement, MSB is required to pay Mr. Lubertazzi or his beneficiary an aggregate of $525,000 payable in 15 annual installments beginning on his retirement date or date of death. No benefits are payable under the agreement if Mr. Lubertazzi is terminated for intentional wrongdoing. In order to fund this obligation, MSB has obtained a variable life insurance policy (which has a cash surrender value of approximately $106,000) and has accrued approximately $260,000 in expenses. Although no assurance can be given, Lakeland does not expect to expend additional significant amounts to fund this obligation.


                BOARD  COMMITTEES  AND  DIRECTORS'  COMPENSATION
                ------------------------------------------------

The Board of Directors of Lakeland does not have a remuneration committee or any other committee other than those discussed herein. No remuneration was paid to committee members during 1997 for attendance at committee meetings.

The Board of Directors met twenty-four times during 1997 and no director attended less than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served.

The Audit Committee, which consists of John Pier, Jr., Mark Fredericks, and Mary Ann Deacon, reviews the reports submitted by Radics & Co., LLC, Lakeland's independent accountants. Recommendations and comments made by the accountants are then discussed with the Board of Directors and management. The Audit Committee met four times during 1997.

The Nominating Committee, consisting of Mark Fredericks and John Pier, met once during 1997 to select nominees for the Board of Directors. This Committee has not developed procedures for considering nominations made by shareholders.

All directors of Lakeland receive an annual retainer fee of $5,000, with the exception of Arthur L. Zande. Directors currently receive a fee of $550 for each meeting of Lakeland's Board of Directors which they attend. Lakeland maintains a plan which provides that any director having attained age 72 (75 for directors active as of the date of the plan's inception on January 1, 1996) and having completed 15 years of service may retire and continue to be paid for a period of 10 years at a rate of $5,000, $7,500 or $10,000 per year, depending upon the years of credited service.



                       COMPENSATION  COMMITTEE INTERLOCKS
                       ----------------------------------
                                      AND
                                      ---
                             INSIDER  PARTICIPATION
                             ----------------------

The Board of Directors does not maintain a compensation committee. Accordingly, compensation decisions are made by the entire Board of Directors. During the year ended December 31, 1997, the following individuals served as members of the Board of Directors:

    Bruce G. Bohuny         Robert B. Nicholson
    Mary Ann Deacon         John Pier, Jr.
    John W. Fredericks      Arthur L. Zande
    Mark J. Fredericks


Of the persons named, Messrs. Nicholson, John Fredericks, Zande, and Bohuny were and are employees of Lakeland or its subsidiary.

Mr. John Fredericks and Mr. Nicholson are two of the three partners in a joint venture which owns certain property in Newton, New Jersey. Lakeland Bank rents space (pursuant to a lease expiring on October 1, 2000) in the building located on this property for a branch office, at an annual rental of $58,359. Mr. John Fredericks and Mr. Nicholson are the President and Chairman, respectively, of Lakeland.

Lakeland Bank has had, and expects to have in the future, transactions in the ordinary course of its business with directors, officers, principal stockholders, and their associates, on the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with others, and that do not involve more than the normal risk of collectability or other unfavorable features.



                   BOARD  REPORT  ON  EXECUTIVE  COMPENSATION
                   ------------------------------------------

Lakeland does not have a compensation committee, and, accordingly, policies concerning the compensation of executive officers, including the Chief Executive Officer, are established by the entire Board of Directors. Pursuant to regulations adopted by the Securities and Exchange Commission, the Board has prepared the following report with respect to compensation for executive officers.

Lakeland's current compensation program focuses upon the salaries of executive officers and is designed to provide appropriate reimbursement for services rendered. Traditionally, the salaries of the Chief Executive Officer and the other executive officers have been set at levels which are perceived by the Board to be comparable to the salaries of executive officers of other banks which the Board considers to be comparable to Lakeland. Included in this comparison of comparable banks are 13 banks in New Jersey ranging in asset size from $180,000,000 to $631,000,000. Of these 13 banks, 6 are included in the Peer Group Index, which is comprised of Media General Financial Services' Middle Atlantic Banks Group, and are represented in the Performance Graph, which is shown later in this document.

Salaries are determined annually, and, accordingly, the Board reviews each executive officer's performance on a yearly basis. With respect to Mr. Zande's salary, in addition to the comparative analysis described above, the Board specifically focuses on the Chief Executive Officer's individual performance and the manner in which such performance contributed to Lakeland's overall performance during the prior year. Mr. Zande does not participate in the determination of his own salary.

Executive officers are also provided with standard benefits, including various health and life insurance benefits. Lakeland also makes contributions to the Bank's profit sharing plan on behalf of executive officers, as well as all other employees. The Board of Directors authorized a contribution to the Profit Sharing Plan of $200,000 in 1997. The total profit sharing contribution made on behalf of Mr. Zande is included in the column entitled "All Other Compensation" in the Summary Compensation Table. The Company has not granted stock options to its executive officers.

The Board believes that an appropriate compensation program can help in fostering Lakeland's growth. The Board seeks to reflect an appropriate balance between providing rewards to executive officers while at the same time effectively controlling cash compensation costs. The Board intends to continue monitoring Lakeland's compensation program so that this balance is appropriately maintained.



By:  The Board of Directors
     Bruce G. Bohuny                     Robert B. Nicholson
     Mary Ann Deacon                     John Pier, Jr.
     John W. Fredericks                  Arthur L. Zande
     Mark J. Fredericks

                               PERFORMANCE  GRAPH
                               ------------------

The following chart compares the Company's cumulative total shareholder return (on a dividend reinvested basis) over the past five years with the Nasdaq Market Index and the Peer Group Index. The Peer Group Index is comprised of Media General Financial Services' Middle Atlantic Banks Group which consists of 133 financial institutions.


                    COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                            AMONG LAKELAND BANCORP,
                    NASDAQ MARKET INDEX AND MG GROUP INDEX

                                    [GRAPH]


               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
        AMONG LAKELAND BANCORP, NASDAQ MARKET INDEX AND MG GROUP INDEX


Measurement Period           LAKELAND       NASDAQ             MG GROUP
(Fiscal Year Covered)        BANCORP        MARKET INDEX       INDEX
--------------------         ----------     ------------       ----------
Measurement Pt-
          1992               $100           $100               $100
FYE 12/31/1993               $126.45        $124.23            $119.95
FYE 12/31/1994               $158.77        $117.94            $125.94
FYE 12/31/1995               $210.61        $179.10            $163.35
FYE 12/31/1996               $266.04        $253.66            $202.99
FYE 12/31/1997               $315.93        $375.28            $248.30

                     ASSUMES $100 INVESTED ON JAN 01, 1993
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC 31, 1997

              RELATIONSHIP  WITH  INDEPENDENT  PUBLIC  ACCOUNTANTS
              ----------------------------------------------------

Radics & Co., LLC, certified public accountants, has been auditing Lakeland and Lakeland Bank since 1982 and has been selected by the Board of Directors to examine and report on Lakeland's financial statements for the year ending December 31, 1998. Lakeland does not anticipate that a representative will be present at the annual meeting. Any questions relating to the 1997 financial statements will be answered by Lakeland's management.



                                 OTHER  BUSINESS
                                 ---------------

Management is not aware of any other business to be brought up at the meeting for action by stockholders at such meeting other than the matters described in the notice. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to management at the time of printing hereof and which may come properly before the meeting.



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

                             SHAREHOLDER  PROPOSALS
                             ----------------------

Shareholder proposals for the next Annual Meeting to be held in May 1999 must be received in writing by Lakeland by December 20, 1998, in order to be included in the next annual Proxy Statement.

You are cordially invited to attend the Annual Meeting in person, if possible. Your participation in the meeting and discussion of Lakeland's affairs will be welcomed.

                            By Order of the Board of Directors



                            BRUCE G. BOHUNY, SECRETARY



Oak Ridge, New Jersey
April 20, 1998



A COPY OF LAKELAND'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1997, INCLUDING FINANCIAL STATEMENTS, ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

A copy of Lakeland Bancorp, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997, filed with the Securities and Exchange Commission, is available (excluding exhibits) without cost to shareholders upon written request made to Bruce G. Bohuny, Lakeland Bank, 250 Oak Ridge Road, Oak Ridge, New Jersey 07438.



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